UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2011

National American University Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34751	83-0479936
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 S. Highway 16, Suite 200 Rapid City, SD	57701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (605) 721-5220

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 4, 2011, National American University Holdings, Inc. (the “Company”) issued a press release announcing that on January 31, 2011, the Company’s Board of Directors declared a cash dividend in the amount of $0.03 per share on all shares of the Company’s common stock outstanding and of record as of the close of business on March 31, 2011.

The dividends will be payable on or about April 8, 2011. The Company operates on a May 31st fiscal year.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release, dated February 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL AMERICAN UNIVERSITYHOLDINGS, INC.

By:	/s/ Ronald L. Shape

Ronald L. Shape, Ed. D.
Chief Executive Officer

Date: February 4, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 4, 2011